Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

19.  Subsequent Events

Short-term loan refinance

On March 29, 2024, The Company reached an agreement with its lender and refinanced its 200 million yen short-term loan with a new 300 million yen short-term loan maturing on September 30, 2024 at an interest rate of 1-month TIBOR plus 1.2%.

Credit facility agreement

On May 31, 2024, the Company renewed the 200 million yen credit facility agreement entered into with a bank on August 7, 2023. The agreement, which had reached its maturity date, was extended for an additional year on the same terms, with a fixed interest rate of 1.475% and a new maturity date of May 30, 2025.

Stock Option Exercise

On March 31, 2024, employees of the Company exercised the Fifth and Ninth series of stock options with an exercise price of ¥400 and ¥128 per share, respectively, resulting in the Company issuing 55,850 shares to the employees and receiving JPY8,101 thousand.